                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Neoprobe Corporation:

We consent to the use of our report dated February 14, 2000 incorporated herein by reference.


                                                          /s/ KPMG LLP

Columbus, Ohio
June 12, 2000


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